SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 18, 1999

                               WORKFIRE.COM, INC.
             (Exact name of registrant as specified in its charter)

          COLORADO                  0-23871                       84-1434323
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)


    1708 DOLPHIN AVENUE, SUITE 400, KELOWNA, BRITISH COLUMBIA, V1Y 9S4 CANADA
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (250) 717-8966

                            BUFFALO CAPITAL VII, LTD.
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 3                     Consecutive page 1 of 33

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On June 18, 1999, a change in control of the Company occurred, in conjunction with closing under a Reorganization and Stock Purchase Agreement. Prior to closing under the Reorganization and Stock Purchase Agreement, the Company had a total of 26,817,687 shares issued and outstanding. As the first step in the closing process certain shareholders of the Company agreed to voluntarily surrender for cancellation a total of 23,253,332 shares, leaving a total of 3,564,355 shares of common stock issued and outstanding.

         Following the cancellation of shares, the Company issued 10,375,662 shares of its common stock in exchange for 88.51% of the issued and outstanding common stock of Workfire.com, a Nevada corporation. As a result of that transaction, Workfire.com became an 88.51%-owned subsidiary of the Company.

         As the third step in the closing process, certain persons, who are not affiliates of Workfire.com, purchased a total of 2,952,871 shares and all of the issued and outstanding Class A and Class B Warrants from prior shareholders of the Company. The Warrants were then canceled.

         As a result  of these  transactions,  the  Company  now has  13,940,017 issued and outstanding shares of common stock, of which 10,375,662 shares, or approximately 74.43%, are owned by persons who were previously shareholders of Workfire.com. Certain non-affiliated persons designated by Workfire.com own 2,952,871 shares, or approximately 21.18% of the issued and outstanding common stock, and persons who were previously shareholders of the Company own a total of 611,484 shares or approximately 4.39% of the issued and outstanding common stock.

         Prior to closing, the Company adopted the assumed name of Workfire.com, Inc., and following closing, it has conducted all of its business operations under that assumed name. At the shareholders' meeting held July 12, 1999, the name change was formally approved with the shareholders approving Articles of Amendment to the Articles of Incorporation of the Company.

         In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed as new directors Tom Taylor, Philip Stern, and Nicholas Miller. The new directors elected Tom Taylor as the President, Secretary, and Treasurer of the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See Item 1. above.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Filed with this report.

         (b)      Pro forma financial information: Filed with this report.

         (c)      Exhibits:


                  REGULATION                                                                            CONSECUTIVE
                  S-K NUMBER                         DOCUMENT                                           PAGE NUMBER

                      27                  Financial Data Schedule                                            33
                     99.1                 Reorganization and Stock Purchase Agreement*<F1>                   N/A
                  ----------

<F1>
                  *Filed previously

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WORKFIRE.COM, INC.



July 14, 1999                      By:  /S/ TOM TAYLOR
                                      -----------------------------------
                                            Tom Taylor, President

          Consolidated Financial Statements of

          WORKFIRE TECHNOLOGIES INC.

          (A Development Stage Enterprise)

          From incorporation on July 7, 1998 to December 31, 1998

AUDITORS' REPORT TO THE SHAREHOLDERS


We have audited the consolidated balance sheet of Workfire Technologies Inc. as at December 31, 1998 and the consolidated statements of loss and deficit and cash flows for the period from incorporation on July 7, 1998 to December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1998 and the results of its operations and the changes in its cash flows for the period from incorporation on July 7, 1998 to December 31, 1998 in accordance with generally accepted accounting principles in The United States of America.





/s/KPMG LLP

Kelowna, Canada
January 27, 1999


WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Consolidated Balance Sheet
$ United States

December 31, 1998
===============================================================================================================
Assets
Current assets
     Cash (note 3)                                                                               $     315,658
     Accounts receivable                                                                                 4,297
     Prepaid expenses                                                                                    5,326
     ----------------------------------------------------------------------------------------------------------
                                                                                                       325,281

Due from related parties (note 4)                                                                       10,521

Capital assets (note 5)                                                                                 43,074

---------------------------------------------------------------------------------------------------------------
                                                                                                 $     378,876
===============================================================================================================

Liabilities and Stockholders' Equity
Current liabilities
     Accounts payable and accrued liabilities                                                    $      16,016

Due to related party (note 6)                                                                            9,943

Stockholders' Equity
     Share capital (note 7)                                                                            680,213
     Deficit accumulated during the development stage                                                 (328,086)
     Foreign currency translation adjustment                                                               790

     ----------------------------------------------------------------------------------------------------------
                                                                                                       352,917

---------------------------------------------------------------------------------------------------------------
                                                                                                 $     378,876
===============================================================================================================


Related party transactions (note 8)
Subsequent events (note 9)

See accompanying notes to consolidated financial statements.


Approved by the Board:


______________________________ Director


______________________________ Director



WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Consolidated Statement of Loss and Deficit
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998
===============================================================================================================
Revenue
     Interest                                                                                    $       1,575

Expenses
     Research and development
         Consultants                                                                                       559
         Internet access charges                                                                         2,118
         Purchased research and development (note 8)                                                   100,000
         Salaries and benefits                                                                          97,080
         ------------------------------------------------------------------------------------------------------
                                                                                                       199,757
    General and administrative
         Amortization                                                                                    3,944
         Marketing and promotion                                                                        15,335
         Office and administration                                                                      12,585
         Professional fees                                                                              10,973
         Rent and utilities                                                                             11,798
         Salaries and benefits                                                                          59,194
         Travel                                                                                         16,075
                                                                                                       129,904
         ------------------------------------------------------------------------------------------------------


Loss, being deficit at end of period                                                             $    (328,086)

===============================================================================================================

Weighted average number of shares outstanding during the period                                      8,975,384


Loss per share (note 1(g))                                                                        $      (0.04)
===============================================================================================================

See accompanying notes to consolidated financial statements.


WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Consolidated Statement of Cash Flows
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998
===============================================================================================================
Cash provided by (used in):

Operations
     Net loss for period                                                                         $    (328,086)
     Items not involving cash:
         Amortization                                                                                    3,944
     Changes in non-cash working capital:
         Accounts receivable                                                                            (4,297)
         Prepaid expenses                                                                               (5,326)
         Accounts payable and accrued liabilities                                                       16,016
     ----------------------------------------------------------------------------------------------------------
                                                                                                      (317,749)
Financing
     Advances to related parties                                                                       (10,521)
     Advances from related parties                                                                       9,943
     Issue of common shares                                                                            680,213
     ----------------------------------------------------------------------------------------------------------
                                                                                                       679,635
Investments
     Expenditures on capital assets                                                                    (47,018)

Foreign currency translation adjustment                                                                    790

---------------------------------------------------------------------------------------------------------------
Increase in cash, being cash at end of period                                                    $     315,658
===============================================================================================================



See accompanying notes to consolidated financial statements.

WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998
================================================================================

     Workfire Technologies Inc. ("WTI" or the "Company") is a development stage company and was incorporated on September 15, 1998 under the General Incorporation Laws of the state of Nevada. The Company's principal business activity is the development of software to deliver extended internet services to internet users (the "Workfire" technology).

1. SIGNIFICANT ACCOUNTING POLICIES:

     a) Translation of Financial Statements

     The Company's  subsidiary,  Workfire Development  Corporation,  operates in
         Canada and its operations are conducted in Canadian currency.

     Except as otherwise noted, these statements are presented in United States currency for the convenience of readers accustomed to United States currency. The method of translation applied is as follows:

         i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.5333.

         ii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

         iii) The net adjustment  arising from the  translation is recorded as a
              separate   component  of  stockholders'   equity  called  "foreign
              currency translation adjustment".



 b)  Basis of consolidation

     The consolidated financial statements include the accounts of the Company and it wholly-owned subsidiaries, Workfire Technologies International Inc. ("WTII") and Workfire Development Corporation ("WDC").

     Effective August 26, 1998 Tantallon Capital Inc. ("Tantallon") acquired 100% of the outstanding common shares of WTII. As WTII shareholders obtained control of Tantallon through the exchange of their shares of WTII for shares of Tantallon, the acquisition of WTII has been accounted for in these consolidated financial statements as a reverse acquisition. Effective September 15, 1998, Tantallon merged with WTI with the continuing company using the name Workfire Technologies Inc. Consequently, the consolidated statements of loss and deficit and cash flows reflect the results of operations and changes in financial position of WTII, and its wholly-owned subsidiary, WDC, for the period from incorporation of WTII on July 7, 1998 to December 31, 1998, combined with those of the legal parent, Tantallon and subsequently WTI, from acquisition on August 26, 1998, in accordance with generally accepted accounting principles for reverse acquisitions.

     In these notes to the consolidated financial statements, the Company, prior to the business combination with Tantallon, is referred to as "Tantallon", and after completion of the business combination, is referred to as "WTI".

WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

   c) Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   d) Financial instruments

     The fair values of cash, accounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of these instruments. It is not possible to determine the fair value of amounts due from/to related parties as a maturity date is not determinable. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

   e) Capital assets

     Capital assets are stated at cost. Amortization is provided using the following methods and annual rates:


     ==========================================================================================================
     Asset                                                                     Method                  Rate
     ----------------------------------------------------------------------------------------------------------
     Office equipment                                               Declining balance                   20%
     Computer equipment                                             Declining balance                   30%
     Computer software                                              Declining balance                  100%
     Incorporation costs                                                Straight line                   20%
     ----------------------------------------------------------------------------------------------------------


     Amortization is provided at one-half the annual rates in the year of acquisition.

   f) Technology

     Software development costs have been accounted for in accordance with Statement of Financial Accounting Standards No. 86, ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE TO BE SOLD, LEASED OR OTHERWISE MARKETED. Under the standard, capitalization of software development costs begins upon the establishment of technological feasibility, subject to net realizable value considerations. Technological feasibility has not been established at December 31, 1998 and therefore all costs of acquiring, developing and enhancing the Workfire technology are charged to earnings as incurred.

   g) Loss per share

     Loss per share has been calculated using the weighted average number of common shares outstanding during the period. The full exercise of the stock options referred to in note 7 is anti-dilutive and consequently loss per share on a fully diluted basis has not been presented.

WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998
--------------------------------------------------------------------------------
2.  BUSINESS COMBINATION:

    Effective August 26, 1998, WTII and Tantallon executed a business combination agreement. Tantallon issued 10,800,000 common shares to the shareholders of WTII in consideration for all of the issued and outstanding common shares of WTII on the basis of 1.12 common shares of Tantallon for every common share of WTII. As the former shareholders of WTII obtained control of Tantallon through the share exchange, this transaction has been accounted for in these financial statements as a reverse acquisition and the purchase method of accounting has been applied. Under reverse acquisition accounting, WTII is considered to have acquired Tantallon with the results of Tantallon's operations included in the consolidated financial statements from the date of acquisition.The acquisition has been recorded at the net asset value of Tantallon at the date of acquisition. The acquisition details are as follows:

    Net assets acquired
      Cash                                                                    10
    ============================================================================
    Consideration given for net assets acquired
      10,800,000 Common shares issued                                         10
    ============================================================================

    As WTII is deemed to be the continuing entity, share capital of WTI has been increased by $375,948 as a result of accounting for this combination as a reverse takeover.

    The consolidated statements of loss and deficit and cash flows reflect the results of operations and changes in financial position of WTII, the legal subsidiary, for the period from incorporation of WTII on July 7, 1998 to December 31, 1998, combined with those of WTI (formerly Tantallon) the legal parent, from August 26, 1998, being the effective date of the acquisition, to December 31, 1998.

    Under reverse takeover accounting principles and the purchase method of accounting, the results of operations of Tantallon are included in the consolidated financial statements only from the effective date of the acquisition. Accordingly, supplementary financial information presenting the results of operations and changes in financial position of Tantalllon for the period from January 1, 1998, being the date following the most recent financial statements, to August 26, 1998, being immediately prior to the effective date of the combination, is presented below.

    =========================================================================================================
    Tantallon Capital Inc.
    Statement of Loss and Deficit

    Period from January 1, 1998 to August 26, 1998

    General and administrative expense, representing net loss for the period                  $        18,578

    Deficit, beginning of period                                                                        6,267
    ---------------------------------------------------------------------------------------------------------
    Deficit, end of period                                                                    $        24,845
    =========================================================================================================

WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998

================================================================================


2. BUSINESS COMBINATION (CONTINUED):
   ========================================================================================================
   Tantallon Capital Inc.
   Statement of Cash Flows

   Period from January 1, 1998 to August 26, 1998
   Operations
       Net loss for period                                                                     $    (18,578)
       Net change in working capital
            Accounts payable and accrued liabilities                                                 (6,642)
            -----------------------------------------------------------------------------------------------
                                                                                                    (25,220)

Financing
       Redemption of common shares                                                                  (25,000)
       Issue of common shares                                                                         1,750
       ----------------------------------------------------------------------------------------------------
                                                                                                    (23,250)
   --------------------------------------------------------------------------------------------------------
   Decrease in cash for the period                                                                  (48,470)

   Cash, beginning of period                                                                         48,480
   --------------------------------------------------------------------------------------------------------
   Cash, end of period                                                                         $         10
   ========================================================================================================




3. CASH:

    Included in cash is $15,650 restricted for credit purposes on corporate credit cards. The funds will be released upon the company completing one year of operations.

4. DUE FROM RELATED PARTIES:

Amounts due from related parties are unsecured with no stated terms of repayment and do not bear interest.


5. CAPITAL ASSETS:
    ==========================================================================================================
                                                                             Accumulated              Net book
                                                              Cost          amortization                 value
    ----------------------------------------------------------------------------------------------------------
     Office equipment                                $       6,194          $        310         $       5,884
     Computer equipment                                     36,748                 2,756                33,992
     Computer software                                       3,138                   784                 2,354
     Incorporation costs                                       938                    94                   844
    ----------------------------------------------------------------------------------------------------------
                                                     $      47,018          $      3,944         $      43,074
    ==========================================================================================================


WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998

6. DUE TO RELATED PARTY:

    The amount due to a related party is unsecured with no stated terms of repayment and does not bear interest.

7. STOCKHOLDERS' EQUITY:

    a) Authorized:
          100,000,000 common voting shares with a par value of $0.0001 per share.
            1,000,000 non-voting preferred shares with a par value of $0.01 per share

    b) Common Shares Issued and Outstanding

       The continuity of the Company's issued and outstanding share capital, commencing with WTII on July 7, 1998 to August 26, 1998, being the effective date of the reverse takeover, is as follows:

                                                                                        Number
                                                                                            of
  WTII                                                                                  Shares            Amount
  --------------------------------------------------------------------------------------------------------------
  Issued July 7, 1998 for cash at $0.0001 per share                                  8,032,000    $          803
  Issued August 19, 1998 for cash at Cdn $0.20 (US $0.13)                            1,250,000           166,667
  Issued August 20, 1998 for cash at Cdn $1.00 (US $ 0.67)                             350,000           233,333
  --------------------------------------------------------------------------------------------------------------
  WTII balance, August 26, 1998                                                      9,632,000           400,803

  Exchanged into Tantallon common shares at 1.12 Tantallon shares for each
   WTII share                                                                        1,168,000               -
  --------------------------------------------------------------------------------------------------------------
  Common shares of Tantallon issued to WTII shareholders, at time of business
   combination on August 26, 1998                                                   10,800,000    $      400,803
  ==============================================================================================================
  WTI
  --------------------------------------------------------------------------------------------------------------
  Tantallon balance, July 7, 1998                                                   1,450,000     $       49,855
  Shares redeemed July 20, 1998                                                      (250,000           (25,000)
  --------------------------------------------------------------------------------------------------------------
                                                                                    1,200,000             24,855
  Adjustment to record business combination
    Increase in the book value of Tantallon's share capital to that of WTII             -                375,948
  --------------------------------------------------------------------------------------------------------------
  Tantallon balance, August 26, 1998, prior to the business combination with WTII   1,200,000            400,803
  Shares of Tantallon issued to acquire shares of WTII (above), recorded at
   the carrying value of Tantallon net assets (note 2)                             10,800,000                 10
  --------------------------------------------------------------------------------------------------------------
  Tantallon balance, August 26, 1998, after business combination with WTII         12,000,000            400,813
  --------------------------------------------------------------------------------------------------------------
  Share subscriptions received pursuant to Offering Disclosure Document
   dated November 23, 1998 at $0.75 per share                                         372,533            279,400
  --------------------------------------------------------------------------------------------------------------
  WTI balance, December 31, 1998                                                   12,372,533     $      680,213
  ==============================================================================================================


WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998

================================================================================


7. STOCKHOLDERS' EQUITY (CONTINUED):

  c) Stock option plan:

     The Company has reserved 1,760,631 common shares for issuance to directors, officers and key employees pursuant to stock options granted during the period as follows:

     =======================================================================================================
                 Stock options issued
        during period and outstanding                     Exercise price                             Expiry
                 at December 31, 1998                          per share                               date

     -------------------------------------------------------------------------------------------------------
                              560,631                          Cdn $0.20                     April 30, 1999
                            1,200,000                          Cdn $1.00                      July 31, 2000
     -------------------------------------------------------------------------------------------------------
                            1,760,631
     =======================================================================================================

8. RELATED PARTY TRANSACTIONS:

   During the period, the Company purchased capital assets from a company under common control for $26,589. The Company also acquired the rights to the Workfire software from this company in return for the issuance of a note payable for Cdn $150,000. The note was subsequently repaid in full.

   These transactions are in the normal course of operations and are measured at the vendor's cost, which is the amount of consideration agreed to by the related party.

9. SUBSEQUENT EVENTS:

  a) Commitment: Premises lease

     Subsequent to December 31, 1998, the company signed a new triple net lease agreement with base rent payments in each of the next five years as follows:

         1999                                            $      23,240
         2000                                            $      25,350
         2001                                            $      25,350
         2002                                            $      25,350
         2003                                            $      25,350

  b) Share capital:

     On January 8, 1999, the company received $45,000 as consideration for a subscription of 60,000 common shares at $0.75 per share pursuant to its Offering Disclosure Document dated November 23, 1998.

WORKFIRE TECHNOLOGIES INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from incorporation on July 7, 1998 to December 31, 1998

================================================================================

10. THE YEAR 2000 ISSUE

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could effect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue effecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

WORKFIRE.COM
(A Development Stage Enterprise)
Consolidated Balance Sheet
$ United States

MARCH 31, 1999
================================================================================


Assets

Current assets
   Cash                                                           $     366,366
   Accounts receivable                                                    2,949
   Prepaid expenses                                                      33,333
   -----------------------------------------------------------------------------
                                                                        402,638

Due from related parties                                                 15,596

Capital assets                                                           48,910
--------------------------------------------------------------------------------
                                                                  $     467,174
================================================================================




Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable and accrued liabilities                       $      19,147


Stockholders' Equity
   Share capital                                                        942,880
   Deficit accumulated during the development stage                    (489,188)
   Foreign currency translation adjustment                               (5,685)
   -----------------------------------------------------------------------------
                                                                        448,127
--------------------------------------------------------------------------------
                                                                  $     467,174
================================================================================

WORKFIRE.COM
(A Development Stage Enterprise)
Consolidated Statement of Loss and Deficit
$ United States

PERIOD FROM JANUARY 1 TO MARCH 31, 1999
================================================================================




Revenue
   Interest                                                       $       4,432

Expenses
   Research and development
      Consultants                                                         2,197
      Internet access charges                                             1,451
      Salaries and benefits                                              73,789
      --------------------------------------------------------------------------
                                                                         77,437


   General and administrative
      Amortization                                                        3,333
      Marketing and promotion                                                37
      Office and administration                                          17,758
      Professional fees                                                  12,009
      Rent and utilities                                                 17,564
      Salaries and benefits                                              34,197
      Travel                                                              3,199
      --------------------------------------------------------------------------
                                                                         88,097
--------------------------------------------------------------------------------
Net loss for the period                                           $    (161,102)

DEFICIT, BEGINNING OF PERIOD                                           (328,086)
--------------------------------------------------------------------------------
DEFICIT, END OF PERIOD                                            $    (489,188)
================================================================================



Weighted average number of shares outstanding during the period       8,975,384


Loss per share                                                    $       (0.04)
================================================================================

WORKFIRE.COM
(A Development Stage Enterprise)
Consolidated Statement of Cash Flows
$ United States

PERIOD FROM JANUARY 1 TO MARCH 31, 1999
================================================================================

Cash provided by (used in):

Operations
   Net loss for period                                            $    (161,102)
   Items not involving cash:
      Amortization                                                        3,333
   Changes in non-cash working capital:
      Accounts receivable                                                 1,348
      Prepaid expenses                                                  (28,007)
      Accounts payable and accrued liabilities                            3,131
   -----------------------------------------------------------------------------
                                                                       (181,297)
Financing
   Advances to related parties                                           (5,075)
   Advances from related parties                                         (9,943)
   Issue of common shares                                               262,667
   -----------------------------------------------------------------------------
                                                                        247,649

Investments
   Expenditures on capital assets                                        (9,169)

Foreign currency translation adjustment                                  (6,475)

--------------------------------------------------------------------------------
Increase(decrease) in cash in period                                     50,708

Cash, beginning of period                                               315,658

--------------------------------------------------------------------------------
Cash, end of period                                               $     366,366
================================================================================

WORKFIRE.COM INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements
$ United States

Period from January 1, 1999 to March 31, 1999
================================================================================

     Workfire.com (the "Company") is a development stage company and was incorporated on September 15, 1998 under the General Incorporation Laws of the state of Nevada. The Company's principal business activity is the development of software to deliver extended internet services to internet users (the "Workfire" technology). The Company changed its name from Workfire Technologies Inc.(WTI) on January 7, 1999.

1.   SIGNIFICANT ACCOUNTING POLICIES:

     a)  Translation of Financial Statements

     The Company's  subsidiary,  Workfire Development  Corporation,  operates in
         Canada and its operations are conducted in Canadian currency.

     Except as otherwise noted, these statements are presented in United States currency for the convenience of readers accustomed to United States currency. The method of translation applied is as follows:

         i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.50.

         ii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

         iii) The net adjustment  arising from the  translation is recorded as a
              separate   component  of  stockholders'   equity  called  "foreign
              currency translation adjustment".

     b)  Basis of consolidation

         The consolidated financial statements include the accounts of the Company and it wholly-owned subsidiaries, Workfire Technologies International Inc. ("WTII") and Workfire Development Corporation ("WDC").

     c)  Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WORKFIRE.COM INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from January 1, 1999 to March 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     d)  Financial instruments

         The fair values of cash, accounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of these instruments. It is not possible to determine the fair value of amounts due from/to related parties as a maturity date is not determinable. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

     e)  Capital assets

         Capital assets are stated at cost. Amortization is provided using the following methods and annual rates:

         ==================================================================================================
         Asset                                                                     Method                 Rate
         --------------------------------------------------------------------------------------------------

         Office equipment                                               Declining balance                 20%
         Computer equipment                                             Declining balance                 30%
         Computer software                                              Declining balance                100%
         Incorporation costs                                                Straight line                 20%
         --------------------------------------------------------------------------------------------------

         Amortization is provided at one-half the annual rates in the year of acquisition.

     f)  Technology

         Software development costs have been accounted for in accordance with Statement of Financial Accounting Standards No. 86, ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE TO BE SOLD, LEASED OR OTHERWISE MARKETED. Under the standard, capitalization of software development costs begins upon the establishment of technological feasibility, subject to net realizable value considerations. Technological feasibility has not been established at December 31, 1998 and therefore all costs of acquiring, developing and enhancing the Workfire technology are charged to earnings as incurred.

     g)  Loss per share

         Loss per share has been calculated using the weighted average number of common shares outstanding during the period. The full exercise of the stock options referred to in note 7 is anti-dilutive and consequently loss per share on a fully diluted basis has not been presented.

WORKFIRE.COM INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from January 1, 1999 to March 31, 1999

================================================================================

2.   CASH:

     Included in cash is $15,650 restricted for credit purposes on corporate credit cards. The funds will be released upon the company completing one year of operations.

3.   DUE FROM RELATED PARTIES:

     Amounts due from related parties are unsecured with no stated terms of repayment and do not bear interest.

4.   CAPITAL ASSETS:

==========================================================================================================
                                                                             Accumulated              Net book
                                                              Cost          amortization                 value
----------------------------------------------------------------------------------------------------------

     Office equipment                                $      10,167          $        933         $       9,234
     Computer equipment                                     39,074                 4,990                34,084
     Computer software                                       4,325                 1,050                 3,275
     Incorporation costs                                       941                   154                   787
     Leasehold improvements                                  1,627                    97                 1,530
----------------------------------------------------------------------------------------------------------
                                                     $      56,134          $      7,224         $      48,910
==========================================================================================================


WORKFIRE.COM INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from January 1, 1999 to March 31, 1999

================================================================================



5.   STOCKHOLDERS' EQUITY:

     a)  Authorized:
              100,000,000  common  voting shares with a par value of $0.0001 per share 1,000,000 non-voting preferred shares with a par value of $0.01 per share

     b)  Common Shares Issued and Outstanding

         The continuity of the Company's issued and outstanding share capital, is as follows:


                                                                                      Number of
       WTII                                                                              Shares           Amount
     -----------------------------------------------------------------------------------------------------------
     Issued July 7, 1998 for cash at $0.0001 per share                                 8,032,000       $     803
     Issued August 19, 1998 for cash at Cdn $0.20 (US $0.13)                           1,250,000         166,667
     Issued August 20, 1998 for cash at Cdn $1.00 (US $ 0.67)                            350,000         233,333
     -----------------------------------------------------------------------------------------------------------
     WTII balance, August 26, 1998                                                     9,632,000         400,803
     Exchanged into Tantallon common shares at 1.12 Tantallon shares for
       each WTII share                                                                 1,168,000             -
     -----------------------------------------------------------------------------------------------------------
     Common shares of Tantallon issued to WTII shareholders, at time of
       business combination on August 26, 1998                                        10,800,000        $400,803
     ===========================================================================================================

      WTI
     -----------------------------------------------------------------------------------------------------------
     Tantallon balance, July 7, 1998                                                   1,450,000       $  49,855
     Shares redeemed July 20, 1998                                                     (250,000)        (25,000)
     -----------------------------------------------------------------------------------------------------------
                                                                                       1,200,000          24,855
     Adjustment to record business combination
     Increase in the book value of Tantallon's share capital to that of WTII               -             375,948
     -----------------------------------------------------------------------------------------------------------
     Tantallon balance, August 26, 1998, prior to the business combination with WTII
     Shares of Tantallon issued to acquire shares of WTII (above), recorded           10,800,000              10
       at the carrying value of Tantallon net assets (note 2)
     -----------------------------------------------------------------------------------------------------------
     Tantallon balance, August 26, 1998, after business combination with WTII         12,000,000         400,813
     Share subscriptions received pursuant to Offering Disclosure                        722,755         542,067
       Document dated November 23, 1998 at $0.75 per share
     -----------------------------------------------------------------------------------------------------------
     Workfire.com balance, March 31, 1999                                             12,722,755       $ 942,880
     ------------------------------------------------------------------------------------------------------------

WORKFIRE.COM INC.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (continued)
$ United States

Period from January 1, 1999 to March 31, 1999
================================================================================



5.   STOCKHOLDERS' EQUITY (CONTINUED):

     c)  Stock option plan:

         The Company has reserved 1,760,631 common shares for issuance to directors, officers and key employees pursuant to stock options granted during the period as follows:

         ======================================================================================================
                          Stock options issued
                 during period and outstanding            Exercise price                                 Expiry
                             at March 31, 1999                 per share                                   date

         ------------------------------------------------------------------------------------------------------
                                       560,631                 Cdn $0.20                        April 30, 1999
                                     1,200,000                 Cdn $1.00                         July 31, 2000

         ------------------------------------------------------------------------------------------------------
                                     1,760,631
         ======================================================================================================


                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                 MARCH 31, 1999

                                    CONTENTS




                                                                      PAGE

PRO FORMA BALANCE SHEET AT MARCH 31, 1999                              1

PRO FORMA STATEMENTS OF OPERATIONS FOR THE INTERIM
PERIOD ENDED MARCH 31, 1999 AND THE YEAR ENDED
DECEMBER 31, 1998                                                      2

PRO FORMA BALANCE SHEET AT MARCH 31, 1999                              3

PRO FORMA STATEMENTS OF OPERATIONS FOR THE INTERIM
PERIOD ENDED MARCH 31, 1999                                            4

PRO FORMA STATEMENTS OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1998                                                      5

NOTES TO PRO FORMA FINANCIAL STATEMENTS                              6 - 7

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             PRO FORMA BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)





        ASSETS
CURRENT ASSETS
    Cash                                                                           $       367,676
    Prepaid expenses                                                                        33,333
    Other current assets                                                                     2,949
                                                                                   ---------------

        Total current assets                                                               403,958

PROPERTY AND EQUIPMENT (NET)                                                                48,910

DUE FROM RELATED PARTIES                                                                    15,596
                                                                                   ---------------
                                                                                   $       468,464
                                                                                   ===============


        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                                               $        20,367
                                                                                   ---------------

        Total current liabilities                                                           20,367

MINORITY INTEREST                                                                           51,476

SHAREHOLDERS' EQUITY
    Common stock, no par value, 100,000,000 shares
        authorized; 13,940,017 shares issued and
        outstanding                                                                        891,964
    Deficit accumulated during the development stage                                      (489,658)
    Accumulated foreign currency translation adjustment                                     (5,685)
                                                                                   ---------------

        Total shareholders' equity                                                         396,621
                                                                                   ---------------
                                                                                   $       468,464
                                                                                   ===============


          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA
                              FINANCIAL STATEMENTS.
                                        1

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       PRO FORMA STATEMENTS OF OPERATIONS
                       FOR THE INTERIM PERIOD ENDED MARCH
                           31, 1999 AND THE YEAR ENDED
                          DECEMBER 31, 1998 (UNAUDITED)






                                                                          March 31,            December 31,
                                                                            1999                   1998
                                                                       ---------------       -----------------

REVENUES                                                               $             -       $             -

OPERATING EXPENSES
    Research and development                                                    77,437               199,757
    Selling, general and administrative                                         89,952               154,203
                                                                       ---------------       ---------------

        Total operating expense                                                167,389               353,960
                                                                       ---------------       ---------------

        Loss from operations                                                  (167,387)             (353,960)

OTHER INCOME                                                                     4,432                 1,575
                                                                       ---------------       ---------------

    Loss before income taxes                                                  (162,957)             (352,385)

INCOME TAX EXPENSE                                                                   -                     -
                                                                       ---------------       ---------------

    Loss before minority interest                                             (162,957)             (352,385)

    Plus minority interest in net loss of subsidiary                            18,724                40,489
                                                                       ---------------       ---------------

NET LOSS                                                               $      (144,233)      $      (311,896)
                                                                       ===============       ===============


          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA
                              FINANCIAL STATEMENTS.
                                                    2

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                         PRO FORMA BALANCE SHEET (1) (2)
                                 MARCH 31, 1999
                                   (UNAUDITED)





                                                          (2)              (2)              (3)         Pro Forma
                                                    Buffalo VII        Workfire                         Combined
                                                    March 31,         March 31,                         March 31,
                                                       1999              1999         ADJUSTMENTS          1999
                                                   -------------     -------------    -----------     --------------
    ASSETS
CURRENT ASSETS
    Cash                                           $       1,310     $     366,366    $         -     $      367,676
    Prepaid expenses                                           -            33,333              -             33,333
    Other current assets                                       -             2,949              -              2,949
                                                   -------------     -------------    -----------     --------------
        Total current assets                               1,310           402,648              -            403,958
                                                   -------------     -------------    -----------     --------------

PROPERTY AND EQUIPMENT (NET)                                   -            48,910              -             48,910

DUE FROM RELATED PARTIES                                       -            15,596              -             15,596

OTHER ASSETS                                                 470                 -           (470)(A)              -
                                                   -------------     -------------    -----------     --------------

                                                   $       1,780     $     467,154    $      (470)    $      468,464
                                                   =============     =============    ===========     ==============

    LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable and accrued
        liabilities                                $       1,220     $      19,147    $         -     $       20,367
                                                   -------------     -------------    -----------     --------------

        Total current liabilities                          1,220            19,147              -             20,367
                                                   -------------     -------------    -----------     --------------

MINORITY INTEREST                                              -                 -         51,476 (B)         51,476

SHAREHOLDERS' EQUITY
    Common stock, no par value,
        100,000,000 shares authorized;
        26,817,687 shares issued and
        outstanding                                       32,900                 -        (32,900)(B)              -
    Common stock, $.0001 par value,
        100,000,000,shares authorized;
        12,722,755 shares issued and
        outstanding                                            -           942,880       (942,880)(B)              -
    Common stock, no par value,
        100,000,000 shares authorized;
        13,940,017 shares issued and
        outstanding                                            -                 -        942,880 (B)        891,964
                                                                                              560 (B)
                                                                                          (51,476)(B)
Additional paid-in capital                                 3,540                 -         (3,540)(B)              -
Deficit accumulated during the development
    stage                                                (35,880)         (489,188)        35,880 (B)       (489,658)
                                                                                             (470)(A)
Accumulated foreign currency translation
    adjustment                                                 -            (5,685)             -             (5,685)
                                                   -------------     -------------    -----------     --------------
                                                             560           448,007        (51,946)           396,621
                                                   -------------     -------------    -----------     --------------

                                                   $       1,780     $     467,154    $      (470)    $      468,464
                                                   =============     =============    ===========     ==============

          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA
                              FINANCIAL STATEMENTS.
                                        3

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   PRO FORMA STATEMENTS OF OPERATIONS (1) (2)
                   FOR THE INTERIM PERIOD ENDED MARCH 31, 1999
                                   (UNAUDITED)




                                                          (2)              (2)              (4)
                                                    Buffalo VII         Workfire                        Pro Forma
                                                     Three mths        Three mths                        Combined
                                                     March 31,         March 31,                        March 31,
                                                       1999               1999        ADJUSTMENTS          1999
                                                   -------------     -------------    -----------     --------------

REVENUES                                           $           -     $           -    $         -     $            -


OPERATING EXPENSES
    Research and development                                   -            77,437              -             77,437
    Selling, general and administrative                    1,885            88,097            (30)(A)         89,952
                                                   -------------     -------------    -----------     --------------

        Total operating expenses                           1,885           165,534            (30)           167,389
                                                   -------------     -------------    -----------     --------------

        Loss from operations                              (1,885)         (165,534)            30           (167,389)

OTHER INCOME                                                   -             4,432              -              4,432
                                                   -------------     -------------    -----------     --------------

    Loss before income taxes                              (1,885)         (161,102)            30           (162,957)

INCOME TAX EXPENSE                                             -                 -              -                  -
                                                   -------------     -------------    -----------     --------------

    Loss before minority interest                         (1,885)         (161,102)            30           (162,957)

    Plus minority interest in net loss of
    subsidiary                                                 -                 -         18,724(B)          18,724
                                                   -------------     -------------    -----------     --------------

NET LOSS                                           $      (1,885)    $    (161,102)   $    18,754     $     (144,233)
                                                   =============     =============    ===========     ==============


NET LOSS PER SHARE                                      $  (0.00)    $      (0.02)                    $        (0.01)(C)
                                                   =============     =============                    ==============

WEIGHTED AVERAGE SHARES OUTSTANDING                    4,620,000         8,975,384                        13,940,017(C)
                                                   =============     =============                    ==============



          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA
                             FINANCIAL STATEMENTS.
                                        4

                                        BUFFALO CAPITAL VII, LTD.
                                          DBA WORKFIRE.COM, INC.
                                      (A DEVELOPMENT STAGE COMPANY)
                                PRO FORMA STATEMENTS OF OPERATIONS (1) (2)
                                   FOR THE YEAR ENDED DECEMBER 31, 1998
                                               (UNAUDITED)


                                                         (2)              (2)             (4)
                                                    Buffalo VII        Workfire                        Pro  Forma
                                                    Year ended      Initial period                      Combined
                                                   December 31,        December 31,                    December 31,
                                                       1999              1999         ADJUSTMENTS          1999
                                                   -------------    --------------    -----------     --------------

REVENUES                                           $           -    $            -    $         -     $            -

OPERATING EXPENSES
    Research and development                                   -           199,757              -            199,757
    Selling, general and administrative                   23,799           129,904            500(A)         154,203
                                                   -------------    --------------    -----------     --------------

        Total operating expenses                          23,799           329,661            500            353,960
                                                   -------------    --------------    -----------     --------------

        Loss from operations                             (23,799)         (329,661)          (500)          (353,960)

OTHER INCOME                                                   -             1,575              -              1,575
                                                   -------------    --------------    -----------     --------------

    Loss before income taxes                             (23,799)         (328,086)          (500)          (352,385)

INCOME TAX EXPENSE                                             -                 -              -                  -
                                                   -------------    --------------    -----------     --------------

    Loss before minority interest                        (23,799)         (328,086)          (500)          (352,385)

    Plus minority interest in net loss of
    subsidiary                                                 -                 -         40,489(B)          40,489
                                                   -------------    --------------    -----------     --------------


NET LOSS                                           $     (23,799)   $     (328,086)   $    39,989     $     (311,896)
                                                   =============    ==============    ===========     ==============

NET LOSS PER SHARE                                 $       (0.01)   $        (0.04)                   $        (0.02)(C)
                                                   =============    ==============                    ==============

WEIGHTED AVERAGE SHARES OUTSTANDING                    4,384,384         8,975,384                        13,940,017(C)
                                                   =============    ==============                    ==============




          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA
                              FINANCIAL STATEMENTS.
                                        5

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)




1.  DESCRIPTION OF TRANSACTION
    On June 18, 1999, Buffalo Capital VII, Ltd. ("the Company") underwent a business combination with Workfire.com, Inc. ("Workfire") pursuant to a closing under a Reorganization and Stock Purchase Agreement dated May 21, 1999.

    Prior to the combination, the Company had a total of 26,817,687 common shares issued and outstanding. As the first step in the closing process, certain shareholders of the Company agreed to voluntarily surrender for cancellation a total of 23,253,332 shares, leaving a total of 3,564,355 shares of common stock issued and outstanding.

    Following the cancellation of shares, the Company issued 10,375,662 common shares in exchange for 88.51% of the issued and outstanding common stock of Workfire, such that Workfire, after the exchange, became an 88.51% owned subsidiary of the Company.

    As the third step in the closing process, certain persons who are not affiliates of Workfire purchased from the Company's existing shareholders, a total of 2,952,871 common shares of the Company.

    As a result of, and immediately following, these transactions, the Company had 13,940,017 common shares issued and outstanding.

    For pro forma financial statement purposes, the transaction is accounted for as a recapitalization of Workfire.com, Inc., which is designated the accounting acquiror.


2.  BASIS OF PRESENTATION
    The accompanying pro forma statements of operations are presented for the year ended December 31, 1998 and for the interim period ended March 31, 1999. It is based upon historical results of the combining entities as follows: Buffalo Capital VII, Ltd. for the year ended December 31, 1998 and the three months ended March 31, 1999, and Workfire.com, Inc. for the period from inception (July 7, 1998) to December 31, 1998, and the three months ended March 31, 1999. It has been computed assuming the transaction was consummated at the beginning of each period presented, and includes all adjustments which give effect to events that are directly attributable to the transaction, are factually supportable, and are expected to have a continuing impact on the Company.

    The pro forma balance sheet is presented as of March 31, 1999. It is based upon historical financial position of the combining entities at March 31, 1999. It has been computed assuming the transaction was consummated on March 31, 1999, and includes adjustments which give effect to events that are directly attributable to the transaction and are factually supportable.

                            BUFFALO CAPITAL VII, LTD.
                             DBA WORKFIRE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)




3.   BALANCE SHEET ADJUSTMENTS

     (a) To  charge  off  non-cash   assets  of  Buffalo  VII,  Ltd.   prior  to
         recapitalization.

     (b) To record the issuance of 10,375,662 common shares of Buffalo Capital VII, Ltd. for 88.51% of Workfire.com, Inc. and to establish minority interest.


4.       INCOME STATEMENT ADJUSTMENTS

     (a) To  charge  off  non-cash   assets  of  Buffalo  VII,  Ltd.   prior  to
         recapitalization.

     (b) To establish minority interest participation in losses.

     (c) Earnings per share have been computed as if all shares outstanding after the recapitalization have been outstanding since the beginning of each period presented.